SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Vyrex Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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VYREX CORPORATION

2159 Avenida de la Playa

La Jolla, CA 92037

(858) 454-4446

April 30, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders, which will be held on Monday, June 13th, 2005 at 10:00 a.m., at the Corporate Offices, 2159 Avenida de la Playa, La Jolla, California 92037.

The enclosed materials include a copy of our 2004 Annual Report as filed with the Securities and Exchange Commission, the Proxy Statement for our annual meeting, a proxy card and a postage paid return envelope. After reading the Proxy Statement, please mark, date, sign and return, at an early date, the signed proxy card in the enclosed prepaid envelope addressed to Chase/Mellon Stockholder Services, our agent, to ensure that your shares will be represented at the meeting.

YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR ATTEND THE ANNUAL MEETING IN PERSON.

The Board of Directors and Management look forward to seeing you at the meeting.

Sincerely yours,

G. Dale Garlow President and Chief Executive Officer

VYREX CORPORATION

Notice of Annual Meeting of Stockholders

To be held June 13, 2005

The Annual Meeting of Stockholders of Vyrex Corporation (the “Company”) will be held at the Corporate Offices, 2159 Avenida de la Playa, La Jolla, California 92037 on Monday, June 13th, 2005 at 10:00 a.m., for the following purposes:

1.	To elect five directors to the Board.

2.	To ratify the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm.

3.	To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

The Board of Directors has fixed the close of business on April 30, 2005 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary’s office, 2159 Avenida de la Playa, La Jolla, California, 92037 for ten days prior to the meeting.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.

By order of the Board of Directors,

G. Dale Garlow

President and Chief Executive Officer

April 30, 2005

VYREX CORPORATION

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Vyrex Corporation, a Nevada corporation (the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at the Corporate Offices, 2159 Avenida de la Playa, La Jolla, California, 92037 at 10:00 a.m. on June 13, 2005, and any adjournment thereof (the “Annual Meeting”). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot or the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for director listed in this Proxy Statement and FOR the approval of J.H. Cohn LLP as independent registered public accounting firm described in the Notice of Annual Meeting and in this Proxy Statement. This Proxy Statement and the accompanying proxy and annual report are first being mailed to Stockholders on or about May 16, 2005.

Record Date and Shares Outstanding

Stockholders of record at the close of business on April 30, 2005 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on April 30, 2005, the Company had 8,492,867 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

Any stockholder or stockholder’s representative, who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from the Company by contacting G. Dale Garlow at Vyrex Corporation, (858) 454-4446. To provide the Company sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by May 27, 2005.

Quorum, Abstention, Broker Non-Votes

Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each matter. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the record date. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

Voting

Every stockholder voting at the election of directors may cumulate such stockholders votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than six candidates.

However, no stockholder shall be entitled to cumulate votes unless the candidates name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder’s vote. There are no rights that will accrue to stockholders dissenting in any matter known to the Company to be raised at the Annual Meeting.

Solicitation

The Company is soliciting the enclosed Proxy and the expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees or the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company’s Common Stock.

IMPORTANT

Please mark, sign and date the enclosed proxy card and return it at your earliest convenience in the enclosed postage-prepaid envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s articles of Incorporation provide for a classified Board of Directors designated as Class I, Class II and Class III. After the initial term of office of each class, each class shall have a term of three years. At each annual meeting of stockholders thereafter, directors of one class could be elected to succeed the directors of that class whose terms have expired, and each newly elected director will serve a three-year term. While the Company is a Nevada corporation, it is currently classified as a pseudo-foreign corporation under California law based on the number of outstanding securities held of record by persons with addresses in California and the nature of its property, payroll and sales. Therefore, certain provisions of the California General Corporation Law are applicable to the Company, including that it cannot have a classified board of directors until it either (i) is listed on the New York or American Stock Exchange or on the National Market System of the Nasdaq Stock Market and has 800 stockholders, or (ii) is no longer a pseudo-foreign corporation pursuant to California law.

A board of five (5) directors is to be elected at the Annual Meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of the Company. The five nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum. The term of office of each person elected to be a director will continue until the next annual meeting of stockholders, or until a successor has been elected and qualified.

The Company’s Board of Directors has nominated each of the nominees as a director. In the event any of such nominees becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the balance of those named and such other nominees as the Board of Directors may select. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

Set forth below is information regarding the nominees including their principal occupations at present and for the past five years, certain directorships held by each, their ages as of April 30, 2005, and the year in which each became a director of the Company. The business address of each individual is c/o 2159 Avenida de la Playa, La Jolla, CA 92037.

The Board unanimously recommends a vote FOR each of the director-nominees.

Sheldon S. Hendler, Ph.D., M.D (68)	Director since 1991

Chairman of the Board and Director of Scientific Affairs since 2000. Previous Chief Executive Officer of the Company. Dr. Hendler was a founder of the Company and has served as Chairman of the Board of Directors since its inception in 1991. Dr. Hendler has written books on human aging and has published widely in biochemistry, virology, immunology, nutrition and cancer. Dr. Hendler is Clinical Professor of Medicine in the School of Medicine at the University of California, San Diego and an Attending Physician at Scripps Mercy Hospital in San Diego. He received his Ph.D. in Biochemistry from Columbia University and his M.D. from the University of California, San Diego.

G. Dale Garlow (63)	Director since 2000

President and Chief Executive Officer. Mr. Garlow has 35 years of experience in the pharmaceutical and biotech industry. He comes from Integra, LLC a company involved in the sales and marketing of pharmaceuticals, over-the-counter products, nutritionals, and medical devices. He currently serves on the Board of Directors of Nucleic Assays Corporation. Prior key executive positions include President and CEO of FHC Corporation, President and CEO of Whiteworth/Towne Paulsen, and Regional Director of Administration and Distribution of the Upjohn Company.

Richard G. McKee, Jr. (48)	Director since 2000

Managing General Partner of Dynamic Value Partners, Ltd., a Florida investment partnership specializing in small-cap stocks. Previously he served as a director and portfolio manager at Fundamental Management Corporation in Miami, Florida and as Vice President of First Equity Corporation of Florida, a regional investment-banking firm.

Tom K. Larson, Jr. (69)	Director since 2000

President and CEO of Accelerated Capital Funding, a start up company involved in raising capital for housing for Native Americans, Handicapped and Elderly Individuals. Previously Vice President, Finance and Administration and CFO of INAMED Corporation, a global surgical and medical device company. Previous positions included Vice President, Finance and CFO of a privately held specialty bed manufacturer, Vice President, Finance and CFO Revell Corporation, and held a number of key executive financial and administrative positions at Xerox Corporation. In addition he was an Equity Owner and Operation Officer of four separate corporations and is experienced in turnaround situations.

Michael L. Eagle (57)	Director since 2002

Mr. Eagle recently retired as the Vice President of Manufacturing for Eli Lilly and Company. He was with Eli Lilly for 18 years beginning as the Vice President of Manufacturing for Advanced Cardiovascular Systems, now a part of Guidant Corporation. Mr. Eagle currently sits on the Boards of several medical device and equipment manufacturers and is a founding member of Barnard Life Sciences, LLC, a firm focusing on life science businesses. Prior key executive positions include; Senior Vice President of Operations for Advanced Cardiovascular Systems, President and CEO of IVAC Corporation (another Eli Lilly subsidiary) and Vice President of the Medical Device and Diagnostics Division of Eli Lilly with responsibility for all vascular, surgical and medical device businesses as well as Japan.

Board of Director Meetings

The Board of Directors held two meetings during the year ended December 31, 2004.

Committees

The Board of Directors includes a Compensation Committee and an Audit Committee.

The Members of the Compensation Committee are Richard G. McKee, Jr., Tom K. Larson, Jr. and Michael L. Eagle. The Compensation Committee held one meeting during 2004. The Compensation Committee’s functions are to assist in the administration of, and grant options under, the 1993 Stock Plan and to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company.

The members of the Audit Committee are Tom K. Larson, Jr. and Richard G. McKee, Jr. The two members are considered “independent” as that term is defined in the listing standards of the National Association of Security Dealers. The Audit Committee held two meetings during 2004. The Audit Committee’s functions are to review the scope of the annual audit, monitor the independent auditor’s report, supervise the Company’s financial and accounting organization and financial reporting and nominate for stockholder approval at the annual meeting, with the approval of the Board of Directors, a independent registered public accounting firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed. Tom K. Larson, Jr., Chairman of the Audit Committee qualifies as an “audit committee financial expert” (as defined in the rules and regulations of the Securities and Exchange Commission). The charter for the Company Audit Committee is attached as Exhibit A to this Proxy Statement.

Compensation of Directors

Outside directors of the Company will receive stock options for their services as directors. Directors are reimbursed for their expenses for each meeting attended.

Under the 1993 Stock Option Plan, no non-employee directors were awarded stock options during 2004.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics to help its officers, directors and employees comply with the law and maintain the highest standards of ethical conduct. The Code of Business Conduct and Ethics contains general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley act of 2002 and the rules promulgated thereunder.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 1, 2005 as to shares of Common Stock beneficially owned by (i) each of the Company’s directors and nominees for director, (ii) the Company’s executive officers named in the Summary Compensation Table set forth herein, (iii) the Company’s directors and executive officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Company. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished to or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such options or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

Name and address of Beneficial owner	Number of shares	Percent of class
Sheldon S. Hendler, Ph.D., M.D. (1)	1,904,003	16.7%
2159 Avenida de la Playa
La Jolla, CA 92037
G. Dale Garlow (2)	775,833	6.8%
Richard G. McKee, Jr. (3)	376,734	3.3%
Tom K. Larson, Jr. (4)	105,000	0.9%
Michael L. Eagle (5)	75,000	0.7%
Directors and Executive Officers as a Group (5) persons)	3,236,570	28.4%

1.	Includes options to purchase 355,000 shares of common stock.
2.	Includes options to purchase 625,000 shares of common stock.
3.	Includes options to purchase 100,000 shares of common stock, 10,000 shares beneficially owned by Wendy J. McKee and voting rights of 75,973 shares controlled by Dynamic Value Partners, Ltd.
4.	Includes options to purchase 75,000 shares of common stock.
5.	Includes options to purchase 75,000 shares of common stock

There are no arrangements known to the Company that may result in a change of control.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for services to the Company in all capacities for the fiscal year ended December 31, 2004 by those persons who were, respectively, at December 31, 2004 the Company’s Chairman and the Company’s Chief Executive Officer (the “Named Officers”).

Summary Compensation Table

		Annual Compensation				Long-Term Comp. Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Comp.	Restricted Stock Awards	Securities Underlying Options (#)	LTIP Payouts	All Other Comp.
Sheldon S. Hendler	2004	—	—	—	—		—	—
Chairman	2003	—	—	—	—	75,000	—	—
	2002	—	—	—	—		—	—
G. Dale Garlow	2004	—	—	—	—		—	—
Chief Executive Officer	2003	—	—	—	—	125,000	—	—
	2002	—	—	—	—		—	—

Pension and Long-Term Incentive Plans

The Company has no pension or long-term incentive plans.

STOCK OPTIONS

No options were granted and no options exercised by the Company’s Chief Executive Officer and the Named Officers during fiscal 2004. The Company does not grant Stock Appreciation Rights.

Aggregated Options/SAR Exercises in Last Fiscal Year

and Fiscal year End Option/SAR Values

The following table sets forth information concerning exercise of options and the fiscal year end option values during the fiscal year 2004, with respect to the Company’s Chief Executive Officer and each of the named officers.

	Shares Acquired on Exercise (#)	Value Realized Market Price at Exercise less Exercise Price ($)	Number of Unexercised Options/SAR’s at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options/ SAR’s at Fiscal Year-End ($)

Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Sheldon Hendler	0	0	355,000	0	0	0
G. Dale Garlow	0	0	625,000	0	0	0

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2004 with respect to the shares of Company common stock that may be issued under the Company’s existing equity compensation plans.

	A	B	C
Plan Category	Number of Securities to be issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price Of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders	2,787,259	$1.44	1,087,741

The Company’s 1993 Stock Option Plan (the “Plan”) was adopted by the Board of Directors in February 1994. Pursuant to the Plan, the Company may grant both incentive stock options and nonqualified stock options. Incentive stock options may be granted only to employees, while consultants, employees, officers and directors are eligible for the grant of nonqualified options. The total number of shares of common stock of the Company reserved and available for grant under the Plan is 3,875,000 shares.

The maximum term of stock options granted under the Plan is ten years, but if the optionee at the time of the grant has voting power over more than 10% of the Company’s outstanding capital stock, the maximum term is five years. The exercise price of incentive stock options granted under the Plan must be at least equal to the fair market value of such shares on the date of grant. The exercise price of nonqualified stock options granted under the Plan must be at least 85%, or 110% with respect to holders of 10% of the voting power of the Company’s outstanding capital stock, of the fair market value of the stock subject to the option on the date of the grant.

Employment Agreements

The Company does not have any active employment agreements at this time.

Certain Relationships and Related Transactions

The Board is comprised of Sheldon S. Hendler Ph.D., M.D., as Chairman, G. Dale Garlow, Richard G. McKee, Jr., Tom K. Larson, Jr. and Michael L. Eagle as directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. All of the filing requirements were satisfied in 2004. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Commission.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, subject to ratification by the stockholders. Representatives of J.H. Cohn LLP may be present at the Company’s Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed to the Company by J.H. Cohn LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2004 and 2003 and the reviews of the financial statements included in the company’s Quarterly Reports on Form 10-QSB for these fiscal years were $24,110 and $17,300, respectively.

Audit-Related Fees

The aggregate fees billed to the Company by J.H. Cohn LLP for assurance and related services that are reasonably related to the performance of the audit and review of Vyrex Corporation and are not reported under “Audit Fees”. No fees were billed for the fiscal years ended December 31, 2004 and 2003.

Tax Fees

The aggregate fees billed by J.H. Cohn LLP for tax compliance, tax advise and tax planning rendered to the Company during the fiscal years ended December 31, 2004 and 2003 were $1,700 and $1,600 respectively.

The Board of Directors recommends a vote FOR Proposal 2.

Report of the Board of Directors

The Audit Committee has reviewed and discussed the financial statements with management. The Audit Committee has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based upon the Audit Committee discussions and reviews described above, the Audit Committee recommended to the board of directors to the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

STOCKHOLDER PROPOSALS

No stockholder proposals were received.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Under Regulation Section 240.14a-8 adopted pursuant to Section 14(a) of the securities Exchange Act of 1934, stockholders who intend to submit proposals at the 2006 Annual Meeting must submit such proposals to the Company no later than January 31, 2006 in order for them to be included in the Proxy Statement and the form of Proxy to be distributed by the Board in connection with that meeting. If the 2006 annual meeting is held on a date which is not within 30 days of June 13, then such proposals must be submitted a reasonable time before the Company begins to print and mail its proxy materials. If a stockholder wishes to have a proposal considered at the 2006 Annual Meeting but does not utilize the process set forth in Regulation Section 240.14a-8, a stockholder proposal is not timely unless delivered to or mailed to the Secretary of the Company and received at the executive office of the Company no later than March 28, 2006

ANNUAL REPORT

The Company’s Annual Report which includes audited statements for the Company’s fiscal year ended December 31, 2004, is being mailed with this Proxy Statement to stockholders of record on or about May 13, 2005. Any stockholder may request a copy of the Company’s 2004 Form 10-KSB by writing to G. Dale Garlow, President and CEO, Vyrex Corporation, 2159 Avenida de la Playa, La Jolla, CA 92037.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

By order of the Board of Directors.

G. Dale Garlow

President and Chief Executive Officer

EXHIBIT A

AUDIT COMMITTEE CHARTER

VYREX CORPORATION

Committee Purpose

The Audit Committee of the Board of Directors of Vyrex Corporation (the “Company”) is responsible for: (a) providing independent review and oversight of the Company’s accounting and financial reporting processes and internal controls; (b) overseeing the independent registered public accounting firm appointment, compensation, qualifications, independence and performance; (c) assisting Board oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements; and (d) preparing an Audit Report for inclusion in the Proxy Statement in accordance with applicable laws and regulations.

Committee Membership

All members of the Audit Committee shall meet all the applicable independence and qualification requirements of the Securities and Exchange Commission (SEC). The members of the Committee shall be appointed and removed by the Board of directors in consultation with the Chairman and the CEO. The Audit Committee shall consist of no fewer than two members.

Committee Meetings

The audit Committee shall meet and report to the Board in conjunction with a regularly scheduled Board meeting or at such other times as deemed necessary by the Committee.

Committee Goals and Responsibilities

In furtherance of its purpose, the Audit Committee authority and responsibilities shall include, but are not limited to, the following:

Independent Registered Public Accounting Firm

1.	Be directly responsible for, and have the sole authority with respect to, the appointment, retention, replacement, compensation, evaluation and oversight of the Company’s independent registered public accounting firm.

2.	Pre-approve, in accordance with applicable law and under procedures implemented by the Committee, all services provided by the independent registered public accounting firm.

3.	Prior to filing of an audit report with the Securities and Exchange Commission, review the independent registered public accounting firm report to the audit Committee regarding (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of such alternative disclosure and treatments, and the accounting treatment preferred by the accounting firm; and (iii) any other material written communications with management, such as the management letter and schedule of unadjusted differences.

4.	Obtain and review, at least annually, a report by the independent registered public accounting firm describing (i) its internal quality control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more audits carried out by the firm, and any steps taken to deal with such issues; and (iii) all relationships between the independent registered public accounting firm and the Company.

5.	Review and discuss with the independent registered public accounting firm (i) the scope and results of each independent audit of the Company; (ii) any difficulties encountered by the auditor and any significant disagreements with management; (iii) any related management letter; and (iv) management’s response to recommendations made or difficulties encountered by the independent registered public accounting firm in connection with the audit.

6.	Annually evaluate and report to the Board with respect to the qualifications, performance and independence of the independent registered public accounting firm and lead audit partner.

Financial Reporting

7.	Review and discuss the Company’s audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including the Company’s disclosures under “Management’s discussion and analysis of Financial Condition and Result of Operations.”

8.	Review and discuss generally the types of information to be disclosed and the types of presentations made in the Company’s earnings press releases, as well as in any financial earnings guidance provided by the Company to analysts and rating agencies.

9.	Review quarterly and annual certifications from management regarding the adequacy of internal controls over financial reporting.

10.	Based on discussion with management and the independent registered public accounting firm, recommend to the Board that the financial statements be included in the Company’s annual report Form 10-KSB.

11.	Annually, provide an audit Committee report to be included in the Company’s Proxy Statement in the form prescribed by the SEC.

Risk Assessment and Management

12.	Review and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures

13.	Review and discuss guidelines and policies to govern the process by which risk assessment and management is undertaken.

Other

14.	Establish hiring policies for employees or former employees of the independent auditors.

15.	Establish procedures for handling complaints regarding accounting, internal controls, or auditing matters, including the confidential, anonymous submission of concerns regarding questionable accounting or audit matters.

16.	Report its activities to the Board after each Committee meeting.

17.	Conduct an annual performance evaluation of the Committee

18.	Conduct an annual review of the Committee’s charter and checklist.

The Committee shall have authority to retain outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

VYREX CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all other proxies previously given, hereby appoints Sheldon S. Hendler and G. Dale Garlow, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, all the shares of common stock of Vyrex Corporation held of record by the undersigned on April 30, 2005 at the Annual Meeting of Stockholders to be held on June 13, 2005 or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, PROXIES WILL VOTE ON THESE MATTERS AS THE PROXIES NAMED HEREIN MAY DETERMINE IN THEIR SOLE DISCRETION.

(Continued and to be signed on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.				Mark Here for Address Change Or Comments	☐
PLEASE SEE REVERSE SIDE
1. Election of Five Directors:		01-G. Dale Garlow, 02-Sheldon S. Hendler, Ph.D., M.D., 03-Richard G. McKee, Jr., 04-Tom K. Larson, Jr., 05-Michael L. Eagle
FOR all nominees listed (except as indicated to the right.)	WITHHOLD AUTHORITY to vote for all nominees listed	(INSTRUCTION:	To withhold authority to vote for any individual nominee,
☐	☐		write that nominee’s name in the space provided below.)

2. Proposal to ratify the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm.				To transact such other business as may properly come before the Annual Meeting.

FOR	AGAINST	ABSTAIN
☐	☐	☐	Receipt of the Vyrex Corporation Proxy Statement and 10-KSB for the year ended December 31, 2004 is hereby acknowledged. Please vote my shares on the face of this proxy.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)                                                                                                    Signature(s)                                                                                                        Date                     , 2005

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.